Exhibit 99.1

LETTER OF TRANSMITTAL

SOLO CUP COMPANY

SOLO CUP OPERATING CORPORATION

OFFER TO EXCHANGE

$300,000,000 AGGREGATE PRINCIPAL AMOUNT OF

10.5% SENIOR SECURED NOTES DUE 2013 (CUSIP NO. 83427B AB2) THAT HAVE BEEN

REGISTERED UNDER OF THE SECURITIES ACT OF 1933

FOR

$300,000,000 AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING

10.5% SENIOR SECURED NOTES DUE 2013 (CUSIP NOS. 83427B AA4 AND U83440 AA2)

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON                     , 2009, UNLESS EXTENDED (SUCH TIME AND DATE, OR THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER HAS BEEN EXTENDED, THE “EXPIRATION TIME”). TENDERS OF ORIGINAL NOTES MAY BE WITHDRAWN AT ANY TIME AT OR PRIOR TO THE EXPIRATION TIME.

Delivery To: U.S. Bank National Association, Exchange Agent

By Registered or Certified Mail or Overnight Courier:	By Hand:
U.S. Bank National Association 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance	U.S. Bank National Association 60 Livingston Avenue 1st Floor—Bond Drop Window St. Paul, MN 55107 Attn: Specialized Finance

For Information Call: (800) 934-6802

By Facsimile Transmission (for Eligible Institutions Only): Attn: Specialized Finance (651) 495-8158 Confirm by Telephone: (800) 934-6802

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges that the undersigned has received the (i) prospectus, dated , 2009 (the “Prospectus”), of Solo Cup Company, its subsidiary Solo Cup Operating Corporation (together with Solo Cup Company, the “Issuers”) and certain other subsidiaries of Solo Cup Company (such other subsidiaries, the “Guarantors”) and (ii) this Letter of Transmittal (this “Letter”), which together constitute the Issuers’ offer to exchange (the “Exchange Offer”) an aggregate principal amount of up to $300,000,000 of the Issuers’ newly issued 10.5% senior secured notes due 2013 (the “Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of their outstanding 10.5% senior secured notes due 2013 (the “Original Notes”).

For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. The Exchange Notes will accrue interest from the most recent date to which interest has been paid on the Original Notes or, if no interest has been paid on the Original Notes, from July 2, 2009. The undersigned understands that the tenders of Original Notes by the undersigned pursuant to any one of the procedures described in “The Exchange Offer—Procedures for Tendering” in the Prospectus and in the instructions to this Letter will, upon the Issuers’ acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the exchange offer and that the tendering holder will be deemed to have waived the right to receive any payment in respect of interest or otherwise on such Original Notes accrued up to the date of issuance of the Exchange Notes.

This Letter is to be completed by a holder of Original Notes either if certificates for Original Notes are to be forwarded herewith or if a tender of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfer” and an Agent’s Message is not delivered to the Exchange Agent. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), that states that the Book-Entry Transfer Facility has received an express acknowledgment that the tendering holder has received and agrees to be bound by this Letter and that the Issuers may enforce this Letter against the undersigned. The term “Book-Entry Confirmation” means a confirmation of the book-entry tender of a holder’s Original Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility.

Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Original Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES
	1	2	3
Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Original Note(s)	Principal Amount Tendered**

	Total

*       Need not be completed if Original Notes are being tendered by book-entry transfer.

**     Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the Original Notes indicated in column 2. See Instruction 2. Original Notes tendered hereby must be in denominations of principal amount of $2,000 and any integral multiples of $1,000 in excess thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number                                                    Transaction Code Number

By crediting Original Notes to the Exchange Agent’s account at the Book-Entry Transfer Facility using Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and otherwise complying with applicable ATOP procedures with respect to the Exchange Offer, including causing an Agent’s Message to be transmitted to the Exchange Agent in connection with the tender of such Original Notes, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owner(s) of such Original Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner(s) as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Original Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Original Notes, with full power of substitution, among other things, to cause such Original Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer such Original Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when such tendered Original Notes are accepted for exchange, the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

By tendering Original Notes, the undersigned represents to the Issuers that: (i) the undersigned is not an affiliate (as defined in Rule 405 under the Securities Act) of either of the Issuers or any Guarantor; (ii) the undersigned is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes; (iii) the undersigned is acquiring the Exchange Notes in its ordinary course of business; (iv) if the undersigned is a broker-dealer that holds Original Notes that were acquired for its own account as a result of market-making activities or other trading activities (other than Original Notes acquired from the Issuers or any of their affiliates), the undersigned will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes received by the undersigned in the Exchange Offer; (v) if the undersigned is a broker-dealer, that the undersigned did not purchase such Original Notes from either of the Issuers or any of their affiliates; and (vi) the undersigned is not acting on behalf of any person who could not truthfully and completely make the above representations.

The undersigned acknowledges that this Exchange Offer is being made in reliance on the belief, based on interpretations by the staff of the Securities and Exchange Commission (the “SEC) contained in several no-action letters issued to third parties in transactions similar to the Exchange Offer, that a holder of Original Notes that acquires Exchange Notes in the Exchange Offer would generally be able to offer for resale, resell or otherwise transfer such Exchange Notes without compliance with the registration and prospectus delivery requirements of the Securities Act as long as the undersigned: (i) acquires the Exchange Notes in the ordinary course of its business; (ii) the undersigned is not engaged in, and does not intend to engage in and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes; and (iii) the undersigned is nether an affiliate (as defined in Rule 405 under the Securities Act) of the Issuers or the Guarantors nor a broker-dealer tendering Original Notes acquired directly from the Issuers for the undersigned’s own account. However, the SEC staff has not considered the Exchange Offer in the context of a no-action letter request, and there can be no assurance that the SEC staff would take the same position with respect to the Exchange Offer as it did in the no-action letters issued to third parties in similar transactions.

The undersigned acknowledges that if the undersigned is an affiliate (as defined in Rule 405 under the Securities Act) of the Issuers or the Guarantors or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, the undersigned (i) will not be able to rely on the applicable interpretations of the SEC staff; (ii) will not be able to tender its Original Notes in the Exchange Offer; and (iii) must comply with the registration and prospectus delivery requirements under the Securities Act in connection with any sale or transfer of the Exchange Notes, unless such sale or transfer is made pursuant to an exemption from such requirements. If the undersigned is a broker-dealer holding Original Notes for its own account as a result of market-making activities or other trading activities, the undersigned hereby acknowledges that the undersigned will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Original Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under “The Exchange Offer—Withdrawal Rights.”

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Original Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED SUCH ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)	SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter or to such person(s) at an address other than shown in the box entitled “Description of Original Notes” on this Letter above.

Mail Exchange Notes and/or Original Notes to:

Issue Exchange Notes and/or Original Notes to:
Name(s)
Name(s)	(Please Type or Print)
(Please Type or Print)

(Please Type or Print)	(Please Type or Print)

Address

Address
(Zip Code)

(Zip Code)

☐ Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

Book-Entry Transfer Facility Account Number (if applicable)

THIS LETTER OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT AT OR PRIOR TO THE EXPIRATION TIME.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS)
X	, 2009

X	, 2009
(Signature(s) of Owner)	(Date)

Area Code and Telephone Number

If a holder is tendering any Original Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
(Please Type or Print)

Capacity:

Address:
(Including Zip Code)

SIGNATURE GUARANTEE (If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

Dated: , 2009

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE $300,000,000 AGGREGATE PRINCIPAL AMOUNT OF 10.5% SENIOR SECURED NOTES DUE 2013 (CUSIP NO. 83427B AB2) THAT HAVE BEEN REGISTERED UNDER OF THE SECURITIES ACT PURSUANT TO THE PROSPECTUS,

DATED                     , 2009 FOR $300,000,000 AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING

10.5% SENIOR SECURED NOTES DUE 2013 (CUSIP NOS. 83427B AA4 AND U83440 AA2)

1.	Delivery of this Letter and Notes.

This Letter is to be completed by holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfer” and an Agent’s Message is not delivered. Certificates for all physically tendered Original Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein at or prior to the Expiration Time. Original Notes tendered hereby must be in denominations of principal amount of $2,000 and any integral multiple(s) of $1,000 in excess thereof.

The method of delivery of this Letter, the Original Notes and all other required documents is at the election and risk of the tendering holders. If the delivery is by mail, it is suggested that the holder use registered mail, properly insured, with return receipt requested. Holders should allow sufficient time to assure timely delivery. Holders should not send this Letter or the Original Notes to the Issuers. The Issuers reserve the right to reject any particular Original Note not properly tendered and, in the case of any tender, to refrain from any acceptance that might, in the Issuers’ or their counsel’s judgment, be unlawful. The Issuers also reserve the right to waive any defects or irregularities with respect to the form or procedures applicable to the tender of any particular Original Note at or prior to the Expiration Time. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within a reasonable period of time. Neither the Issuers, the Exchange Agent nor any other person will be under any duty to give notification of any defect or irregularity in any tender of Original Notes. Neither the Issuers, the Exchange Agent nor any other person will incur any liability for failing to give notification of any such defect or irregularity.

See the section of the Prospectus entitled “The Exchange Offer.”

2.	Partial Tenders (not applicable to holders who tender by book-entry transfer).

If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled “Description of Original Notes—Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.	Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a firm that is a financial institution, including most banks, savings and loan associations and brokerage houses, that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

If this Letter is signed by a person other than the registered holder or holders of any Original Notes, such Original Notes must be endorsed or accompanied by a written instrument of transfer or exchange in satisfactory form duly executed by the registered holder, exactly as the name of the registered holder appears on the Original Notes, with the signature guaranteed by an Eligible Institution.

If this Letter or any certificate, endorsement, bond power or other instrument of transfer or exchange, power of attorney or any other document required by this Letter is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such persons must indicate such capacity when signing. Unless waived by the Issuers, such person must submit to the Issuers proper evidence satisfactory to the Issuers of such person’s authority to so act.

Endorsements on certificates for Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter must be guaranteed by an Eligible Institution, unless the Original Notes surrendered for exchange are tendered (i) by a registered holder of Original Notes who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter or (ii) for the account of an Eligible Institution.

4.	Special Issuance and Delivery Instructions.

Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as the undersigned may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.	Transfer Taxes.

The Issuers will pay any transfer taxes in connection with the tender of Original Notes in the exchange offer, unless the undersigned instructs the Issuers to register Exchange Notes in the name of, or requests that Original Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder or if a transfer tax is imposed for any reasons other than the transfer of the Original Notes to the Issuers or their order pursuant to the Exchange Offer. In those cases, the tendering holder will be responsible for the payment of any applicable transfer taxes, and such instructions by the tendering holder will not be honored unless the tendering holder has provided satisfactory evidence of the payment of any such transfer taxes or an exemption from such transfer taxes.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter.

6.	Waiver of Conditions.

The Issuers reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. By execution of this Letter, the undersigned shall have been deemed to waive any right to receive notice of the acceptance of the undersigned’s Original Notes for exchange.

Neither the Issuers, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

8.	Mutilated, Lost, Stolen or Destroyed Original Notes.

Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.	Withdrawal Rights.

Tenders of Original Notes may be withdrawn at any time at or prior to the Expiration Time.

For a withdrawal to be effective, the Exchange Agent must receive a written notice of withdrawal at the address or, in the case of Eligible Institutions, at the facsimile number, set forth above prior at or prior to the Expiration Time. Any such notice must (i) specify the name of the person having tendered the Original Notes to be withdrawn (the “Depositor”), (ii) identify the Original Notes to be withdrawn, including the certificate number or numbers and the principal amount of such Original Notes, (iii) in the case of Original Notes tendered by book-entry transfer set forth in the Prospectus under “The Exchange Offer—Book Entry Transfer,” specify the number of the account at the Book-Entry Transfer Facility from which the Original Notes were tendered and specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Notes and otherwise comply with the procedures of the Book-Entry Transfer Facility; (iv) contain a statement that the undersigned is withdrawing the undersigned’s election to have such Original Notes exchanged, (v) be signed by the holder in the same manner as the original signature on the Letter by which such Original Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer to have the trustee with respect to the Original Notes register the transfer of such Original Notes in the name of the person withdrawing the tender; and (vi) specify the name in which such Original Notes are registered, if different from that of the Depositor.

If certificates for Original Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of those certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless the undersigned is an Eligible Institution. The Issuers will determine all questions as to the validity, form and eligibility, including time of receipt, of notices of withdrawal. Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange. No Exchange Notes will be issued in exchange for Original Notes that have been tendered and withdrawn unless the original notes so withdrawn are validly re-tendered. Any Original Notes that have been tendered for exchange, but which are not exchanged for any reason, will be returned to the tendering holder without cost to the holder. In the case of Original Notes tendered by book-entry transfer, the Original Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Original Notes. Properly withdrawn Original Notes may be re-tendered by following the procedures described in the Prospectus under “The Exchange Offer—Procedures for Tendering” at any time at or prior to the expiration time.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering Original Notes, as well as requests for additional copies of the Prospectus and this Letter and other related documents, may be directed to the Exchange Agent at the address and telephone number set forth herein.

11.	Important Tax Information.

To prevent backup withholding, each U.S. Holder (as defined below) should either (x) provide his, her or its correct taxpayer identification number (“TIN”) by completing the substitute IRS Form W-9 included in this Letter, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is exempt from backup withholding because (i) the holder has not been notified by the Internal Revenue Service (the “IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If you do not provide a completed Substitute Form W-9 to the Exchange Agent, backup withholding may begin and continue until you furnish your TIN. If you do not provide the Exchange Agent with the correct TIN or an adequate basis for exemption, you may be subject to a $50 penalty imposed by the IRS, and payments may be subject to backup withholding at a rate of 28% (until 2010, at which time the rate is currently scheduled to be 31%). If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, a Non-U.S. Holder (as defined below) should (i) submit a properly completed IRS Form W-8 BEN or other Form W-8 to the Exchange Agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained from the Exchange Agent or on the IRS website at www.irs.gov.

Certain holders (including, among others, corporations) are exempt recipients generally not subject to these backup withholding requirements. See the substitute IRS Form W-9 and Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9 included in this Letter. To avoid possible erroneous backup withholding, exempt U.S. Holders should complete and return the substitute IRS Form W-9 and check the box marked “Exempt.”

For the purposes of these instructions, a “U.S. Holder” is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) created under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Holders that are, or holder Shares through, partnerships and other pass-through entities should consult their tax advisors regarding their treatment for purposes of these instructions. A “Non-U.S. Holder” is any holder (other than a holder that is, or holds its shares through, a partnership or other pass-through entity) that is not a U.S. Holder. The U.S. federal income tax treatment of a partner or other beneficial owner in a partnership or other flow-through entity generally will depend on the status of the partner and the activities of such partnership. Partners and partnerships (including beneficial owners of pass-through entities and such entities themselves) should consult their own tax advisors as to the particular U.S. federal income tax consequences applicable to them.

See the Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9 included in this Letter for additional information and instructions.

REQUESTER’S NAME: U.S. Bank National Association

SUBSTITUTE

FORM W-9

Department of the Treasury Internal Revenue Service (IRS)

Payer’s Request for Taxpayer Identification Number (TIN)

Please fill in your name and

address below.

Name

Business name

Address (number and street)

City, State and Zip Code

Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.	Social Security Number OR Taxpayer Identification Number ☐ Exempt

Check appropriate box:

☐  Disregarded Entity  ☐  Individual/Sole Proprietor

☐  Corporation  ☐  Partnership  ☐  Other

(If you are an LLC, check the box marked “Other”, write “LLC”, and also check one of the other boxes to indicate your tax status (e.g., disregarded entity, individual/sole proprietor, corporation, partnership).

Part 2—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (as defined for U.S. federal income tax purposes).

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the accompanying “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”.

Signature:                                                                Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature:                                                                                     Date:

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

General Instructions. All section references are to the Internal Revenue Code unless otherwise stated.

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. For federal tax purposes you are considered a U.S. person if you are:

1. An individual who is a citizen or resident of the United States,

2. A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

3. Any estate (other than a foreign estate) or domestic trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Partners and partnerships must consult their own tax advisors regarding the application of these rules to them.

Foreign person. If you are a foreign person, do not use Substitute Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.

Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Substitute Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Substitute Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester, or

2. You do not certify your TIN when required (see the Part II instructions below for details), or

3. The IRS tells the requester that you furnished an incorrect TIN, or

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name. If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line.

You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note: Check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt” box under the taxpayer identification number and sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 (1)	Generally, exempt recipients 1 through 7 (2)

(1) See Form 1099-MISC, Miscellaneous Income, and its instructions.

(2) However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification

Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner, enter your SSN (or EIN, if the owner has one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note. See the chart below for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer Identification Numbers (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676). If you are asked to complete Substitute Form W-9 but do not have a TIN, fill out the box entitled “CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER.”

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Substitute Form W-9. For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding above. Signature requirements. Complete the certification as indicated in 1 through 4 below.

1. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

2. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

3. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

4. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)
b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)
5. Sole proprietorship or single-owner LLC	The owner (3)
For this type of account:	Give name and EIN of:
6. Sole proprietorship or single-owner LLC	The owner (3)
7. A valid trust, estate, or pension trust	Legal entity (4)
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2) Circle the minor’s name and furnish the minor’s SSN.

(3) You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.